JOINT PRESS RELEASE

IntelGenx and Cannasat Announce Letter of Intent for Relivar License

March 4, 2010

SAINT LAURENT, QUEBEC, and TORONTO – IntelGenx Corp. (TSX-V:IGX) (US: IGXT) and Cannasat Therapeutics Inc. (CTH: TSX-V) announced today that they have entered into a Letter of Intent (“LOI”). Under the terms of the LOI, IntelGenx would acquire a fifty percent ownership stake from Cannasat and an exclusive worldwide license to develop and commercialize Relivar, a novel formulation of dronabinol, utilizing IntelGenx’s proprietary mucoadhesive AdVersa technology, for the treatment of various diseases including neuropathic pain.

The LOI details the terms under which the two parties will negotiate an exclusive worldwide license that should result in IntelGenx assuming sole product development and corresponding funding as well as commercialization rights for Relivar. The LOI also lays out the terms for shared milestones and royalties generated by sublicensing of Relivar to a potential pharmaceutical marketing partner in the future. Upon completing a definitive license agreement, IntelGenx would forgive approximately CAD$231,000 of debt owed by Cannasat. A definitive license agreement would be subject to board approval for both companies.

Relivar is a novel buccal formulation of a dronabinol, a drug approved for the treatment of chemotherapy induced nausea and vomiting and HIV associated wasting disease. The drug has also shown clinical utility in treating neuropathic pain. Relivar was developed using IntelGenx’s proprietary AdVersa technology and has demonstrated significant improvements in bioavailability as well as reduced levels of undesired metabolites compared to the FDA approved oral dronabinol. The cumulative size of these markets is large and growing, with the neuropathic pain market experiencing the most growth in recent years.

Anthony Giovinazzo, President and CEO of Cannasat stated: “This licensing transaction should help accelerate the development of Relivar for CNS disorders at IntelGenx while allowing Cannasat to focus on other CNS drug candidates. IntelGenx has been our development partner for Relivar since the beginning of the project, and this licensing partnership is a natural extension of the existing relationship. IntelGenx has a proven track record of developing novel, proprietary, and patented drug delivery technologies that improve the delivery of existing drugs on the market.”

Dr. Horst Zerbe, President and CEO of IntelGenx said, “We have generated some very exciting data with our initial Phase I clinical work on Relivar – demonstrating some clear advantages over the existing FDA approved product. We believe Relivar should generate significant commercial partner interest and look forward to taking the lead on this endeavor.”

Each of the TSX Venture Exchange and OTC Bulletin Board has neither approved nor disapproved the contents of this press release.

About IntelGenx Corp.

IntelGenx Corp. is a drug delivery company focused on the development of oral controlled-release products as well as novel rapidly disintegrating delivery systems. IntelGenx uses its unique multiple layer delivery system to provide zero-order release of active drugs in the gastrointestinal tract. IntelGenx has also developed novel delivery technologies for the rapid delivery of pharmaceutically active substances in the oral cavity based on its experience with rapidly disintegrating films. IntelGenx's research and development pipeline includes products for the treatment of pain, hypertension, osteoarthritis and depressive disorders. More information is available about the company at www.intelgenx.com.

About Cannasat Therapeutics

Cannasat is a specialty clinical development pharmaceutical company targeting diseases of the brain. Cannasat has a lower risk Parkinson’s drug candidate, which is a reformulation of an approved drug that can address a moderate to severe patient population. In addition, Cannasat has a proprietary formulation technology for cannabinoid drug candidates, which may be used to treat neuropathic pain associated with multiple sclerosis and cancer, as well as for nausea/vomiting and appetite stimulation. Cannasat's strategy is to grow its portfolio of drug candidates through in-licensing and acquisitions, and to advance projects to Phase 2 proof-of-concept clinical studies. Once the drug candidates are sufficiently derisked, Cannasat intends to out-license the programs to the appropriate Pharma marketing partners for a combination of upfront, milestone, and royalty payments. More information about Cannasat (CTH: TSX-V) is available at www.cannasat.com.

Contact Information

IntelGenx Technologies Corp.
Dr. Horst G. Zerbe
President and CEO
+1 514-331-7440 (ext. 201)
+1 514-331-0436 (FAX)
www.intelgenx.com

Cannasat Therapeutics Inc.
Andrew Williams
COO & CFO
W: (416) 703-2449 (Ext. 253)
F: (416) 703-8752
awilliams@cannasat.com
www.cannasat.com

Forward Looking Statements: IntelGenx Corp.

This document may contain forward-looking information about IntelGenx's operating results and business prospects that involve substantial risks and uncertainties. Statements that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements include, but are not limited to, statements about IntelGenx's plans, objectives, expectations, strategies, intentions or other characterizations of future events or circumstances and are generally identified by the words "may," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "could," "would," and similar expressions. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Because these forward-looking statements are subject to a number of risks and uncertainties, IntelGenx's actual results could differ materially from those expressed or implied by these forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading "Risk Factors" in IntelGenx's annual report on Form 10-K for the fiscal year ended December 31, 2008, filed with the United States Securities and Exchange Commission and available at www.sec.gov, and also filed with Canadian securities regulatory authorities and www.sedar.com. IntelGenx assumes no obligation to update any such forward-looking statements.

Forward Looking Statements: Cannasat Therapeutics

This press release contains "forward-looking statements" within the meaning of applicable Canadian securities legislation. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes" or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Cannasat to be materially different from those expressed or implied by such forward-looking statements, including but not limited to those risks and uncertainties relating to Cannasat’s business disclosed under the heading “Risk Factors” in the Corporation's current Annual Information Form and its other filings with the various Canadian securities regulators which are available online at www.sedar.com. Although Cannasat has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Cannasat does not undertake to update any forward-looking statements, except in accordance with applicable securities laws.

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